UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DATA STORAGE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

August 4, 2023

Dear Fellow Data Storage Corporation Stockholders:

We invite you to attend the 2023 Annual Meeting of Stockholders of Data Storage Corporation to be held at the Data Storage Corporation corporate offices located at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747, on September 13, 2023, at 10:00 a.m. local time.

The Notice of the 2023 Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2022 results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read all of the important information in the Proxy Statement and vote for your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the 2023 Annual Meeting by promptly submitting your proxy or voting instructions by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Data Storage Corporation.

Sincerely,

/s/ Charles M. Piluso
Charles M. Piluso
Chairman of the Board of Directors

48 South Service Road

Melville, New York 11747

Telephone: (212) 564-4922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Data Storage Corporation:

The 2023 Annual Meeting of the Stockholders (the “2023 Annual Meeting”) of Data Storage Corporation, a Nevada corporation (together with its subsidiaries, “Company”, “Data Storage Corporation”, “we”, “us” or “our”), will be held on Wednesday, September 13, 2023, at 10:00 a.m. local time at the Company’s offices at 48 South Service Road, Lower Level Conference Room, Melville, New York, 11747. The purpose of the meeting is to consider and act upon the following matters:

1.	to elect eight directors named in the accompanying proxy statement to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	to ratify the selection of Rosenberg Rich Baker Berman, P.A., the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2);

3.	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 3); and

4.	to transact such other business as may properly come before the 2023 Annual Meeting or any adjournments or postponements of the 2023 Annual Meeting.

All stockholders are cordially invited to attend the 2023 Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on July 17, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Annual Meeting or any adjournment or postponement of the 2023 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 48 South Service Road, Melville, New York, 11747.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2023 Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2023 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2023 Annual Meeting will automatically revoke any prior vote by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Charles M. Piluso
Chief Executive Officer and Chairman of the
Board of Directors
Melville, New York
August 4, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 13, 2023

The Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

Page
General Information about the Proxy Statement and Annual Meeting	1
Revocability of Proxies
Solicitation of Proxies
Voting Securities
Voting of Proxies
Voting Procedures and Votes Required
Uninstructed Shares
Votes Required to Approve a Proposal
Tabulation and Reporting of Voting Results
Proxy Materials Are Available on the Internet	1
Questions and Answers about these Proxy Materials and Voting	1
Corporate Governance	6
Board of Directors	6
Code of Ethics	10
Board Committees
Executive Compensation	12
Summary Compensation Table	12
Outstanding Equity Awards at Year End	17
Director Compensation	18
Security Ownership of Certain Beneficial Owners and Management	18
Audit-Related Matters	20
Audit Committee Report	20
Audit Fees and Services	21
Matters to be Voted On
Proposal 1: Election of Directors	21
Proposal 2: Ratification of Rosenberg, Rich, Baker, Berman P.A. as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	23
Proposal 3: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	24

i

48 South Service Road

Melville, New York 1174

Telephone: (212) 564-4922

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, SEPTEMBER 13, 2023

GENERAL INFORMATION ABOUT THE

PROXY STATEMENT AND ANNUAL

MEETING

General

The enclosed proxy statement is furnished to the holders of shares of common stock, par value $0.001 (the “common stock”) of Data Storage Corporation. (the “Company,” “Data Storage,” “we” or “us”) in connection with the solicitation of proxies by the Board of Directors (the “Board”), for use at the 2023 Annual Meeting of the Company’s stockholders (the “2023 Annual Meeting”) to be held at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747, on Wednesday, September 13, 2023, at 10:00 a.m. local time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders as of July 17, 2023 (the “Record Date”) may attend the 2023 Annual Meeting. The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the eight directors named herein for election to the Board; (2) FOR the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending on December 31, 2023; and (3) FOR approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement.

Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the 2023 Annual Meeting, which you may use to indicate your vote as to the proposals contained in this Proxy Statement. Whether or not you expect to attend the meeting in person, please submit your Proxy to vote for your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be distributed and made available to the Company’s stockholders on or about August 4, 2023.

Proxy Materials Are Available on the Internet

The Company uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders. According to our records, you were a holder of shares of Common Stock of the Company as of the end of business on July 17, 2023.

You are invited to attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to distribute and make available these proxy materials on or about August 4, 2023, to all stockholders of record on the Record Date entitled to vote at the 2023 Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the 2023 Annual Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Charles M. Piluso, our Chief Executive Officer, and Christos (“Chris”) H. Panagiotakos, our Chief Financial Officer, as your representatives at the 2023 Annual Meeting, with full power of substitution and re-substitution. By completing and returning a proxy card, you are authorizing Mr. Piluso and Mr. Panagiotakos to vote your shares at the 2023 Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the 2023 Annual Meeting.

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When and where is the 2023 Annual Meeting being held?

The Annual Meeting will be held on September 13, 2023, commencing at 10:00 a.m. local time, at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747.

Why did I receive a Notice of Internet Availability in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability. Instructions on how to access the proxy materials over the Internet may be found in the Notice of Internet Availability. If you have received a Notice of Internet Availability and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

When were the proxy materials first sent or made available to stockholders?

The Notice of Internet Availability was first mailed to stockholders on or about August 4, 2023. Once the Notice of Internet Availability is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

May I attend the Annual Meeting in person?

You are invited to attend the 2023 Annual Meeting in person and we encourage all stockholders of the Company to attend the 2023 Annual Meeting in person.

Be prepared to comply with our security and safety procedures for the 2023 Annual Meeting, which will include the following: (a) a requirement that stockholders attending the 2023 Annual Meeting present a form of photo identification, such as a driver’s license, in order to be admitted to the 2023 Annual Meeting; (b) a rule that no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the 2023 Annual Meeting; (c) a rule that the use of mobile phones, tablets, laptops and similar electronic devices during the 2023 Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (d) a rule that by attending the 2023 Annual Meeting, stockholders agree to abide by the agenda and procedures for the 2023 Annual Meeting (copies of which will be distributed to attendees at the meeting).

Who can vote at the 2023 Annual Meeting?

Only holders of record of outstanding shares of Common Stock at the close of business on July 17, 2023, will be entitled to vote at the 2023 Annual Meeting. On this Record Date, there were 6,834,627 shares of Common Stock outstanding and entitled to vote.

The 2023 Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on July 17, 2023, your shares of Common Stock were registered directly in your name with Data Storage Corporation’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 17, 2023, your shares or Common Stock were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2023 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

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1.	To elect eight directors named in this proxy statement to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To ratify the selection of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2); and

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 3);

4.	To transact such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the 2023 Annual Meeting.

How do I vote?

On all matters except Proposal No. 1 (the election of directors), you may vote “FOR” or “ABSTAIN” from voting on the proposal. With respect to Proposal No. 1, for each nominee standing for election to the Board, you may for “FOR” such nominee’s election or “WITHHOLD” authority to vote for nominee’s election; provided that you may not vote any shares “FOR” the election of more than eight nominees. The procedures for voting your shares in accordance with these options are summarized below:

Stockholder of Record: Shares Registered in Your Name

If you hold shares of Common Stock of record as of the Record Date, you may vote in person at the 2023 Annual Meeting or vote by proxy using the enclosed proxy card or via telephone, or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the 2023 Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the 2023 Annual Meeting will be available for inspection at the 2023 Annual Meeting and for a period of ten days prior to the 2023 Annual Meeting during regular business hours at our principal executive offices, which are located at 48 South Service Road, Suite 203, Melville, New York 11747.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the 2023 Annual Meeting, we will vote your shares as you direct.

●	To submit a proxy via the Internet or telephone, follow the “Vote by Internet” or “Vote by Telephone” instructions on the accompanying proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to cause your shares to be voted by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the 2023 Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

What are the voting requirements to approve each of the proposals?

The following votes are required for approval of the proposals being presented at the 2023 Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast “FOR” those nominees noted by you on the appropriate portion of your proxy or voting instruction card or you may direct your vote to be “WITHHELD” with respect to any of the eight nominees. At the Meeting, eight directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes cast at the 2023 Annual Meeting. This means that the eight candidates receiving the highest number of affirmative votes at the 2023 Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Shares for which a vote is withheld from a director nominee will not be voted with respect to the director nominee indicated and, assuming that any such vote withheld from the director nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors although such shares will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: To Ratify the Selection of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The proposal to ratify the selection of Rosenberg Rich Baker Berman & Company P.A as the Company’s independent registered public accounting firm for its current fiscal year requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board (the “Audit Committee”) or the Board. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Proposal No. 3: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The non-binding advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

How many shares are outstanding and how many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you hold as of the Record Date. As of the Record Date, 6,834,627 shares of common stock were issued and outstanding.

What is a quorum for purposes of conducting the 2023 Annual Meeting?

The presence in person or by proxy of the holders of a majority of the voting power of all stock of the Company issued and outstanding and entitled to vote is necessary to constitute a quorum at the 2023 Annual Meeting. In the absence of a quorum at the meeting, the meeting may be adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote pursuant to such Proxy. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the 2023 Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), are considered stockholders who are present for purposes of determining the presence of a quorum.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the nominees nominated by the Board as directors (Proposal No. 1), “FOR” ratification of the appointment of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3), and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of each of the nominees nominated by the Board as directors (Proposal No. 1), “FOR” ratification of the appointment of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2), and “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3). Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of distributing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Data Storage Corporation stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change or revoke my vote after submitting my proxy?

Yes. You can change or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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●	You may submit another properly completed proxy card with a later date or subsequently submit another proxy to vote your shares via the Internet or via telephone;

●	You may send a timely written notice that you are revoking your proxy to the Company at 48 South Service Road, Melville, New York 11747, Attn: Chief Executive Officer; or

●	You may attend the 2023 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting. With respect to Proposals No. 2 and 3, the inspector of elections will separately count “FOR” and “AGAINST” votes, the number of shares that “Abstain” from voting on such proposal and, except with respect to Proposals No. 2 and 3 (for which no broker non-votes will occur), broker non-votes.

For Proposal No. 1, the inspector of elections will separately count, with respect to each nominee standing for election, the number of votes cast “FOR” such nominee’s election, the number of votes for which the stockholders elected to “WITHHOLD” authority to vote for such nominee and the number of broker non-votes.

Who will count the votes?

One or more inspectors of election will tabulate the votes.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the 2023 Annual Meeting?

Preliminary voting results will be announced at the 2023 Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the 2023 Annual Meeting.

What if other matters come up at the 2023 Annual Meeting?

At the date of this Proxy Statement, we do not know of any matters to be properly presented at the 2023 Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 6, 2024 at Data Storage Corporation at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting must be delivered in writing to the Corporate Secretary at the address above no later than June 20, 2024. However, if we hold the 2024 Annual Meeting on a date that is not within 30 days of the anniversary of the 2023 Annual Meeting, notice must be received a reasonable time before we deliver our proxy materials for the 2024 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 15, 2024. If such meeting date is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

See “Stockholder Proposals For the 2024 Annual Meeting.”

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CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Charles M. Piluso, Harold J. Schwartz, Thomas C. Kempster, John Argen, Joseph B. Hoffman, Lawrence A. Maglione Jr., Matthew Grover and Todd A. Correll for election as directors, each of whom is currently a director; each to hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.

Name	Current Age	Position	Director Since
Charles M. Piluso	69	Chairman of the Board of Directors and Chief Executive Officer	2008
Harold J. Schwartz	57	Director and President	2010
Thomas C. Kempster	56	Director and Executive Vice President	2016
John Argen	69	Director	2008
Joseph B. Hoffman	66	Director	2008
Lawrence A. Maglione Jr.	61	Director	2008
Matthew Grover	55	Director	2019
Todd A. Correll	55	Director	2019

The following noteworthy experience, qualifications, attributes and skills for each Board member, led to our conclusion that the person should serve as a director in light of our business and structure:

Charles M. Piluso, Chairman of the Board and Chief Executive Officer

Mr. Piluso is Data Storage’s Chairman of the Board and Chief Executive Officer. He has served as our Chairman of the Board and Chief Executive Officer since 2008 and Treasurer since 2020. He also co-founded our subsidiary, CloudFirst Technologies Corporation (“CloudFirst”) in 2001. Previously, Mr. Piluso founded North American Telecommunication Corporation a facilities-based Competitive Local Exchange Carrier licensed by the Public Service Commission in ten states, serving as the company’s Chairman and President from 1997 to 2000. Between 1990 and 1997, Mr. Piluso served as Chairman & Founder of International Telecommunications Corporation (“ITC”), a facilities-based international carrier licensed by the Federal Communications Commission. ITC participated in a consolidation strategy that went public in 1997 for $800 million. Mr. Piluso holds a bachelor’s degree, a Master of Arts in Political Science and Public Administration and a Master of Business Administration all from St. John’s University. He was an Instructor Professor at St. John’s University, College of Business from 1986 through 1988. From 2001 to 2013, served on the Board of Trustees of Molloy College. Mr. Piluso served on the Board of Governors at St. John’s University from 2001 to 2016 and Governor Emeritus; and is currently serving on the Board of Advisors for the Nassau County Police Department Foundation.

We believe that Mr. Piluso is qualified to serve as a member of our Board due to his technical expertise and management experience of technology and communications companies.

Harold J. Schwartz, President and Director

Mr. Schwartz has served as our President since February 2020 and a member of our Board since December 2016 and served as Treasurer from 2016 to 2020. He also serves as CloudFirst’s President and a member of its board of directors since July 2022. Since 1995, Mr. Schwartz has served as vice president of ABC Services, Inc., which he co-founded, where he was responsible for the strategic direction of the company, operations, business development and sales. Over the past two decades, Mr. Schwartz has honed his expertise in IBM business systems, business continuity and helping organizations increase IT performance while reducing costs. In addition, Mr. Schwartz is the founder of Systems Trading, Inc., a technology leasing company established in 1997, where Mr. Schwartz serves as the company’s CEO and president. Prior to founding these two businesses, Mr. Schwartz was with CAC Leasing for six years, where he started a lease asset sales division in 1991. This division was established shortly after Mr. Schwartz earned his bachelor’s degree in business from California State University in San Bernardino.

We believe that Mr. Schwartz is qualified to serve as a member of our Board due to his proven ability to strengthen and improve the operations of the companies he has been a part of his experience in sales and business development and his knowledge of the industry.

Thomas C. Kempster, Executive Vice President and Director

Mr. Kempster has served as our Executive Vice President since February 2020 and a member of our Board since December 2016. He also serves as President of Flagship Solution Group (“Flagship”) since November 2022. Prior to his current position, Mr. Kempster served as the President of Service Delivery until 2021 and was directly responsible for the foundation of the Company’s highly rated customer service which exists today. Prior to Data Storage Corporation, Mr. Kempster founded ABC Services in 1994 and served as its founder and president until 2016. ABC Services was an IBM Gold partner and provided managed services, equipment, software and specialized in IBM Power systems. In 2012, ABC Services launched a joint venture with Data Storage Corporation to provide cloud infrastructure on IBM Power systems. The joint venture was Secure Infrastructure and Services, (SIAS). In 2016, ABC Services was acquired by Data Storage Corporation.

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We believe that Mr. Kempster is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his industry experience.

John Argen, Director

Mr. Argen has served as a member of our Board since October 2008. He has also been a director of CloudFirst since January 12, 2006. Mr. Argen has been a Business Consultant and Developer specializing in information technology, telecommunications, and technology construction since 2003. He is a seasoned professional that brings 30 years of experience and entrepreneurial success from working with small business owners to Fortune 500 firms. From 1992 to 2003, Mr. Argen was the CEO and founder of DCC Systems, a privately held nationwide Technology Design / Build Construction Development and Consulting Solutions firm. Mr. Argen built DCC Systems from the ground up, re-engineering the firm several times to meet the needs of its clientele and enabled DCC Systems to produce gross revenues exceeding $100 million dollars in 2000. Prior to DCC Systems Mr. Argen held senior management positions for 15 years at ITT/Metromedia and was VP of Engineering & Operations at DataNet, a Wilcox & Gibbs company for 2 years. Throughout his corporate tenure, he has worked in Operations, Marketing, Systems Engineering, Telecommunications and Information Technology. Mr. Argen graduated Pace University with a BPS in Finance. His commitment to continued education is reflected in his completion to over 2000 hours of corporate sponsored courses. Mr. Argen also holds a Federal Communication Commission (FCC) Radio Telephone 1st Class License.

We believe that Mr. Argen is qualified to serve as a member of our Board because of his practical experience in managing the growth of companies, including technology and communication companies, and his general knowledge and experience of the industry.

Joseph B. Hoffman, Director

Mr. Hoffman has served as a member of our Board since October 2008. He has also been a director of CloudFirst since August 29, 2001. Mr. Hoffman has been a partner at Kelley Drye & Warren LLP in the firm’s Washington, D.C. office since June 1999. His commercial practice focuses on real estate and corporate transactions cutting across a wide range of industries. Mr. Hoffman’s real estate practice involves developers, borrowers, lenders, buyers, sellers, landlords and tenants. Mr. Hoffman’s corporate experience includes the purchase and sale of assets and companies as well as venture capital, equipment leasing and institutional financing transactions. Mr. Hoffman represents telecommunications companies, real estate developers, lenders, venture capital funds, emerging growth companies, thoroughbred horse industry interests and high net-worth individuals. Mr. Hoffman received his Bachelor of Science, cum laude, from the University of Maryland and his Juris Doctor degree, with honors, from the George Washington University Law School.

We believe that Mr. Hoffman is qualified to serve as a member of our Board because of his legal knowledge, leadership experience and general industry familiarity.

Lawrence A. Maglione, Jr., Director

Mr. Maglione has served as a member of our Board since October 2008. He has also been a director of CloudFirst since August 29, 2001. Mr. Maglione has been a partner in the accounting firm Eisner & Maglione CPAs, LLC since January 2007. Mr. Maglione, a co-founder of DSC, is a financial management veteran with more than 30 years of experience. Prior to joining the Company in 1991, Mr. Maglione was a co-founder of North American Telecommunications Corporation (“NATC”), a local telecommunications service provider which provides local and long-distance services and data connectivity to small and medium-sized businesses, where Mr. Maglione served as NATC’s Chief Financial Officer and Executive Vice President from September 1997 through January 2001 where he was responsible for all finance, legal and administration functions. Prior to NATC, Mr. Maglione spent over 14 years in public accounting, and he brings a broad range of experience related to companies in the technology, retail services and manufacturing industries. Mr. Maglione holds a Bachelor of Science degree in Accountancy from Hofstra University, a Master of Science in Taxation from LIU Post, and is a Certified Public Accountant. Mr. Maglione is a member of the New York State Society of CPAs.

We believe that Mr. Maglione is qualified to serve as a member of our Board because of his practical accounting knowledge, leadership experience and general industry familiarity.

Matthew Grover, Director

Mr. Grover has served as a member of our Board since November 5, 2019. Since January 2019, Mr. Grover had served as the Executive Vice President of Business Services at Altice USA, which is one of the largest broadband communications and video services providers in the United States, delivering broadband, pay television, mobile, proprietary content and advertising services to approximately 4.9 million residential and business customers across 21 states through its Optimum and Suddenlink brands. The company operates an advanced advertising and data business, which provides audience-based, multiscreen advertising solutions to local, regional and national businesses and advertising clients. Altice USA also offers hyper-local, national, international and business news through its News 12, Cheddar and i24NEWS networks. Mr. Grover began his 19-year Altice USA career in 2001 when he joined Altice USA’s Lightpath division as Director of Sales Planning. Since then, he has held various positions with increasing responsibilities. In 2010 Mr. Grover assumed the position of Vice President and General Manager of Optimum West Commercial Services, overseeing sales and sales operations in the Rocky Mountain States of Montana, Wyoming, Colorado, and Utah, until it was sold to Charter Communications in August 2013. From 2013 to 2018, he was Senior Vice President of Commercial Sales, Product, and Marketing. In early 2019, he was promoted to EVP of Business Services. Prior to joining Altice USA, Mr. Grover held various management positions over the course of nearly ten years, including Vice President of Sales at North American Telecom, Global Account Manager at AT&T in Los Angeles, CA, and District Sales Manager at AT&T in New York, New York. He serves as an Advisory Board Member of Data Storage Corporation and is a member of the Board of Trustees at Molloy College in Rockville Centre, New York. Mr. Grover attained his BA in Economics from Stony Brook University and earned his MBA from the University of Southern California.

We believe that Mr. Grover is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his public company experience.

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Todd A. Correll, Director

Mr. Correll previously served as a member of our Board from August 2014 until September 6, 2017, and then was reappointed to serve as a Director on November 5, 2019. Mr. Correll has served as a financial and operations executive consultant and board member for SACo, a leading online retail operation. From 2001 through 2017, Mr. Correll founded and served as CEO of Broadsmart Florida, Inc. (“Broadsmart”), a facility-based VoIP carrier. Under Mr. Correll’s leadership as its CEO, Broadsmart grew from a local phone company to a nationwide carrier delivering IP based dial tone, broadband and ancillary services. Broadsmart was acquired by Magic Jack in 2016 for $42 million, and Mr. Correll continued to serve as its CEO until 2017. Mr. Correll attended Syracuse University. Mr. Correll holds a pilot’s license as well as a USCG Captains license.

We believe that Mr. Correll is qualified to serve as a member of our Board because of his practical experience with the Company and his executive experience at telecommunications and technology companies.

Composition of our Board of Directors

Our Board currently consists of eight members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation, or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

With the exception of Charles M. Piluso, Harold J. Schwartz and Thomas C. Kempster, our Board has determined that all of our present directors and our former directors are independent, in accordance with the Listing Rules of the Nasdaq (the “Nasdaq Listing Rules”). Our Board has determined that, under the Nasdaq Listing Rules, Charles M. Piluso, Harold J. Schwartz and Thomas C. Kempster are not independent directors because they are employees of the Company or its subsidiaries.

Our Board has determined that: John Argen (Chair), Joseph B. Hoffman, and Matthew Grover are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s audit committee (the “Audit Committee”); Joseph B. Hoffman (Chair), Todd A. Correll, and Matthew Grover are independent under the Nasdaq Listing Rules independence standards for the members of our Board compensation committee (the “Compensation Committee”); and Lawrence A. Maglione, Jr. (Chair), Joseph B. Hoffman and John Argen are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s Nominating & Corporate Governance committee (the “Nominating & Corporate Governance Committee”).

Term of Office

Our directors are elected for one-year terms to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by the board.

Board Leadership Structure

Our Chief Executive Officer also serves as our Chairman of the Board of Directors. Our Board of Directors does not have a lead independent director. Nevertheless, our Board of Directors has determined its leadership structure is appropriate and effective.

Board of Directors’ Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no therapeutics manufacturing experience, having no therapeutics marketing or sales capability or experience and dependence on key personnel, as more fully discussed under “Risk Factors” in our 2022 Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board, but the full Board has retained responsibility for general oversight of risks.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of July 17, 2023)
Board Size:
Total Number of Directors	8
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	8	0
Part II: Demographic Background
African American or Black
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	8
Two or More Race or Ethnicities
LGBTQ+
Did not Disclose Demographic Background

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Committees of the Board of Directors

The Board has a standing Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
John Argen	Chair	---	Member
Todd A. Correll	---	Member	---
Matthew Grover	Member	Member	---
Joseph B. Hoffman	Member	Chair	Member
Lawrence A. Maglione, Jr.	---	---	Chair
Charles M. Piluso	---	---	---
Harold J. Schwartz	---	---	---
Thomas C. Kempster	---	---	---

Audit Committee

The Company has an Audit Committee consisting of non-executive directors each of whom the Board has determined is an independent within the meaning of the rules and regulations of the Nasdaq Stock Market and Rule 10A-3 under the Exchange Act. The Audit Committee members are: John Argen (Chair), Matthew Grover and Joseph B. Hoffman. The Board has determined that Joseph B. Hoffman is an “Audit Committee Financial Expert” as defined by SEC rules and regulations. The Audit Committee operates pursuant to a written charter adopted by the Board, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Audit Committee. The primary purpose of the audit committee is to oversee the accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee has the following duties and responsibilities:

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review and discuss with management the quality and adequacy of our internal controls;

●	review and discuss with management our policies on risk assessment;

●	review and approve related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee

The Company has a Compensation Committee consisting of “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The Compensation Committee members are Joseph B. Hoffman (Chair), Todd A. Correll and Matthew Grover. The Compensation Committee operates pursuant to a written charter adopted by the Board, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Compensation Committee. Our compensation committee is appointed by the Board to discharge the Board’s duties and responsibilities related to compensation of our directors and executive officers and, if requested, to oversee the management of retirement savings and health and welfare plans. The compensation committee also:

●	oversees our overall compensation philosophy and composition of the peer company community used for market comparison;

●	reviews and approves the corporate goals and objectives with respect to compensation of the Chief Executive Officer and evaluates his or her performance in light of such goals and objectives;

●	reviews and sets or make recommendations to the Board regarding compensation of executive officers other than the Chief Executive Officer;

●	prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	reviews and make recommendations to the Board regarding compensation for non-employee directors.

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Nominating & Corporate Governance Committee

The Company has a Nominating & Corporate Governance Committee consisting of non-executive directors, each of whom the Board has determined is an independent director pursuant to the Nasdaq Listing Rules. The Nominating & Corporate Governance Committee members include Lawrence A. Maglione, Jr. (Chair), John Argen and Joseph B. Hoffman. The Nominating & Corporate Governance Committee operates pursuant to a written charter adopted by the board of directors, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Nominating & Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in reviewing and recommending nominees for election as directors. Specifically, the corporate governance and nominating committee:

●	sets the general criteria for nomination to the Board;

●	identifies individuals qualified to become members of the Board and ensures that the Board has the requisite expertise with sufficiently diverse and independent backgrounds and makes recommendations to the Board regarding the nominees for election at the next annual meeting of shareholders;

●	reviews annually the purpose of the committees of the Board and recommends to the Board any changes deemed necessary or desirable to the purpose of the committees or the composition thereof;

●	evaluates the adequacy of our corporate governance guidelines; and

●	evaluates the performance of the Board, its committees and the management of the company.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having high moral character. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Company and the Board of Directors, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Stockholders wishing to directly recommend candidates for election to the Board of Directors at an annual meeting of stockholders must do so by giving notice in writing to the Company’s Corporate Secretary, Data Storage Corporation, 48 South Service Road, Melville, New York 11747, providing the required information as set forth in the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

The Company does not have a formal diversity policy. However, the Nominating & Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment and diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills, and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics, proven records of success in their respective fields, and valuable knowledge of our business and industry.

Merger and Acquisition Committee

The Company has a merger and acquisition committee consisting of non-executive directors. The Merger and Acquisition Committee members are Lawrence A. Maglione, Jr. (Chair), John Argen, and Todd A. Correll.

Family Relationships

One full-time employee is the son and direct report to John Camello, President of Nexxis Inc.

Code of Ethics

The Company has adopted a Code of Ethics and Conduct applicable to its Directors, Officers and Employees. A copy of our Code of Ethics and Conduct is available on our website at www.dtst.com.

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Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Data Storage Corporation, 48 South Service Road, Melville, New York 11747. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Meetings and Attendance

The Board of Directors held five meetings in 2022; the Audit Committee held four meetings in 2022; the Compensation Committee held two meetings in 2022. The Merger and Acquisition Committee and the Nominating and Corporate Governance Committee did not meet in 2022. Each director who served as a director of the Company during 2022 participated in 75% or more of the meetings of the Board of Directors and of the committees on which he or she served during the year ended December 31, 2022 (during the period that such director served).

At each regular meeting of the Board of Directors, the independent directors meet in executive session without members of management.

We encourage all of our directors to attend our annual meeting of stockholders. Two directors attended our 2022 annual meeting of stockholders.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted a Related Party Transaction Policy, which sets forth policies and procedures for review, approval and monitoring of transactions involving Data Storage and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K. Pursuant to the Related Party Transaction Policy, management shall present to the Audit Committee information regarding actual or potential Related Party Transactions and, upon review of the material facts presented, the Audit Committee may approve or disapprove of entry into the Related Party Transaction. The Audit Committee may also disapprove of a previously entered into Related Party Transaction and may require that management take all reasonable efforts to terminate, unwind, cancel, or annul the Related Party Transaction. The Related Party Transaction Policy also sets forth certain Related Party Transactions which shall be deemed to have been reviewed and approved in advance by the Audit Committee pursuant to standing pre-approval thereof.

Disclosure of Commission Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by the Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Hedging or Offsetting Against Compensatory Securities

On August 1, 2023, we adopted an amended and restated insider trading policy (the “Insider Trading Policy”), which provides that our employees (including officers) and directors shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons. The Insider Trading Policy also incorporates anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of the Company’s common stock, including short sales, derivatives, put options, swaps and collars. A copy of the Insider Trading Policy is available on our website at www.dtst.com.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Current Age	Position	Served as an Officer Since
Chris H. Panagiotakos	50	Chief Financial Officer	2021

Chris H. Panagiotakos, Chief Financial Officer

Mr. Panagiotakos has served as our Chief Financial Officer since May 18, 2021. Mr. Panagiotakos served as the Vice President, Corporate Controller of Cinedigm Corp. (CIDM: Nasdaq Global Market) from April 2017 until March 2021, where he was responsible for the company’s accounting function, oversight of the company’s external audit, compliance and controls in addition to staff training and development. Prior to becoming Vice President, Corporate Controller of Cinedigm Corp, he served as their Corporate Assistant Controller from October 2013 to April 2017. From September 2004 to October 2013, Mr. Panagiotakos served in various capacities in the accounting department at Young Broadcasting Inc., including as Controller of one its divisions and Assistant Corporate Controller. Mr. Panagiotakos has over 24 years in public company accounting experience, and he brings a broad range of experience related to public company accounting matters. Mr. Panagiotakos holds a Bachelor of Business Administration in Accounting from Bernard M. Baruch College, a Masters of Business Administration from Texas A&M University-Commerce, and is a Certified Public Accountant.

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EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by the Company during the fiscal years ended December 31, 2022, and December 31, 2021, in all capacities for the accounts of our executive officers, including the Chief Executive Officer.

Summary Compensation Table

						Non-Equity
Name & Principal				Stock	Option	Incentive Plan	All Other
Position	Year	Salary	Bonus	Awards(1)	Awards	Compensation	Compensation	Total
Charles M. Piluso, Chief Executive Officer,	2022	$171,717	$150,000	—	$—	—	—	$321,717
Treasurer and Chairman of the Board	2021	$187,065	—	—	—	—	—	$187,065

Chris H. Panagiotakos,	2022	$205,961	$52,646	—	$—	—	—	$258,607
Chief Financial Officer	2021	$117,769	$29,167	—	—	—	—	$146,936

Harold J. Schwartz – President	2022	$171,717	$150,000	—	$—	—	—	$321,717
	2021	$190,747	—	—	—	—	—	$190,747

Thomas C. Kempster – Executive Vice President, Strategic Development	2022	$174,808	$25,000	—	$—	—	—	$199,808
	2021	$209,301	—	—	—	—	—	$209,301

Mark A. Wyllie – Executive Vice President	2022	$150,210	$73,125	$320,000	$—	—	—	$543,335
	2021	$92,083	—	—	—	—	—	$92,083

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in notes to our audited financial statements included in the 2022 Annual Report. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation”.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Fiscal Year	Summary Compensation Table PEO Total(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial $100 Investment Based on Total Shareholder Return (TSR) (5)	Net Income ($ mil.)
2022	$321,717	$320,655	$330,867	$330,336	$26	$4.4
2021	$187,065	$183,000	$182,328	$179,618	$54	$0.3

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Charles M. Piluso (our principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

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(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Piluso, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Piluso during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Piluso’s total compensation for each year to determine the compensation actually paid.

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022 are Chris H. Panagiotakos, Harold J. Schwartz, Thomas C. Kempster and Mark A. Wyllie. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2021 are Chris H. Panagiotakos, Harold J. Schwartz and Thomas C. Kempster.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

The amounts deducted or added in calculating the equity award adjustments are as follows:

	2022		2021
		Average		Average
		Other		Other
	PEO	NEOs	PEO	NEOs
Summary Compensation Table Total	$321,717	$330,867	$187,065	$182,328
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$0	$80,000	$0	$0
Plus (Less) Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$0	$0	$(2,120)	$(1,413)
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$0	$80,000	$0	$0
Plus (Less) Change in Fair Value of Equity Awards granted in Prior Years that Vested During the Fiscal Year	$(1,062)	$(531)	$(1,945)	$(1,297)
Compensation Actually Paid	$320,655	$330,336	$183,000	$179,618

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation–Summary Compensation,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the two years presented in the table, on the other.

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Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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Employment Agreements

Mr. Piluso Employment Agreement

Mr, Charles M. Piluso has served as our Chief Executive Officer since 2008. On March 28, 2023, the Company entered into an employment agreement (the “Piluso Employment Agreement”) with Mr. Piluso to continue to serve as our Chief Executive Officer. Prior to entering into the Piluso Employment Agreement, Mr. Piluso’s employment was not pursuant to an employment agreement, offer letter or other written instrument and his annual compensation was determined by the Board of Directors. In 2021 and 2022, Mr. Piluso received an annual base salary of approximately $187,000 and $172,000, respectively. Mr. Piluso also received a bonus of $150,000 for the fiscal year ended December 31, 2022, as determined by the Board of Directors.

The Piluso Employment Agreement is for an initial term of three years, and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Piluso Employment Agreement may be terminated with or without cause. Pursuant to the Piluso Employment Agreement, Mr. Piluso will receive an annual base salary of $225,000 in 2023, $235,000 in 2024 and $260,000 in 2025 and shall be eligible to earn a performance bonus ranging from $75,000 to $300,000. Mr. Piluso shall also be entitled to an equity award for a total value of $100,000 per annum, which shall be equally split between RSUs and stock options, as well as 75,000 performance share units.

Upon termination of Mr. Piluso without cause, or as a result of Mr. Piluso’s resignation for Good Reason (as such term is defined in the Piluso Employment Agreement) the Company shall pay or provide to Mr. Piluso severance pay equal to his base salary for the remainder of the employment term and all stock options or other similar equity compensation granted by the Company and then held by Mr. Piluso shall be accelerated and become fully vested and exercisable as of the date of Mr. Piluso’s termination.

As a full-time employee of the Company, Mr. Piluso will be eligible to participate in the Company’s benefit programs.

Mr. Panagiotakos Employment Agreement

Mr. Chris H. Panagiotakos has served as our Chief Financial Officer since April 2021. Pursuant to an offer letter, dated April 27, 2021, Mr. Panagiotakos received an annual base salary of $200,000 and an annual incentive bonus of up to $50,000 based on his performance and the performance of our Company. On March 28, 2023, we entered into an employment agreement (the “Panagiotakos Employment Agreement”) with Mr. Panagiotakos to continue to serve as our Chief Financial Officer. The Panagiotakos Employment Agreement is for an initial term of three years, and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Panagiotakos Employment Agreement may be terminated with or without cause. Pursuant to the Panagiotakos Employment Agreement Mr. Panagiotakos will receive an annual base salary of $215,000 in 2023, $225,000 in 2024 and $242,500 in 2025 and shall be eligible to earn a performance bonus of 25% of his base salary. Mr. Panagiotakos shall also be entitled to an equity award for a total value equal to 25% of his base salary per annum, which shall be equally split between RSUs and stock options, a financial achievement bonus of $45,000 and a long-term incentive bonus of stock options and RSUs equal to 25% of his base salary.

Upon termination of Mr. Panagiotakos without cause, or as a result of Mr. Panagiotakos’ resignation for Good Reason (as such term is defined in the Panagiotakos Employment Agreement) the Company shall pay or provide to Mr. Panagiotakos severance pay equal to his base salary for the remainder of the employment term and all stock options or other similar equity compensation granted by the Company and then held by Mr. Panagiotakos shall be accelerated and become fully vested and exercisable as of the date of Mr. Panagiotakos’ termination.

As a full-time employee of the Company, Mr. Panagiotakos is eligible to participate in the Company’s benefit programs.

Mr. Wyllie Employment Agreement

Mr. Mark A. Wyllie entered into an employment agreement with Flagship (the “Wyllie Employment Agreement”), which became effective on June 1, 2021 and was for a term of three (3) years. Pursuant to the Wyllie Employment Agreement, Mr. Wyllie continued to serve as Chief Executive Officer of Flagship. Flagship’s obligations under the Wyllie Employment Agreement were guaranteed by Data Storage Corporation. The Wyllie Employment Agreement provided for: (i) an annual base salary of $170,000, (ii) management bonuses comprised of twenty-five percent (25%) of Flagship’s net income available in free cash flow as determined in accordance with GAAP for each calendar quarter during the term, (iii) an agreement to issue him stock options of the Company, subject to approval by the Board, commensurate with his position and performance and reflective of the executive compensation plans that the Company has in place with its other subsidiaries of similar size to Flagship, (iv) life insurance benefits in the amount of $400,000, and (v) four weeks paid vacation. In the event Mr. Wyllie’s employment was terminated by him for good reason (as defined in the Wyllie Employment Agreement) or by Flagship without cause, he would have been entitled to receive his annual base salary through the expiration of the initial three-year employment term and an amount equal to his last annual bonus paid, payable quarterly. Pursuant to the Wyllie Employment Agreement, we agreed to elect Mr. Wyllie to our Board of Directors and the board of directors of Flagship to serve so long as he continues to be employed by us. As of November 11, 2021, Mr. Wyllie became an officer of our Company. On October 28, 2022, Mark Wyllie resigned from his position as Chief Executive Officer of Flagship. Additionally, in connection with his resignation, Mr. Wyllie no longer serves as our Executive Vice President or a member of our Board of Directors. Mr. Wyllie was granted 100,000 shares of Common Stock on May 17, 2022 in lieu of the issuance of stock options, as provided for in the Wyllie Employment Agreement. In connection with Mr. Wyllie’s resignation, the Board of Directors approved an award of a bonus to him of approximately $75,000 in consideration of the services he had provided to both our Company and Flagship.

Employment of Mr. Schwartz and Mr. Kempster

Neither Mr. Harold J. Schwartz nor Mr. Thomas C. Kempster’s employment with our Company has been pursuant to an employment agreement or offer letter. Their compensation has instead been determined by the Board of Directors.

Mr. Schwartz has served as our President since 2016. In consideration for the services that Mr. Schwartz has provided to our Company as President, he received an annual base salary of approximately $191,000 in 2021 and approximately $172,000 in 2022. Mr. Schwartz was also awarded an annual bonus of $150,000 for the 2022 fiscal year.

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Mr. Kempster has served as our Executive Vice President since 2016. In October 2022, upon Mr. Wyllie’s resignation, he was also appointed President of Flagship. Mr. Kempster received an annual base salary of approximately $209,000 in 2021 in connection with the services he provided to us as Executive Vice President. In 2022, Mr. Kempster received an annual base salary of approximately $175,000 as consideration for the services he provided to us and Flagship. Our Board of Directors also awarded Mr. Kempster a bonus of $25,000 for the 2022 fiscal year.

2010 Incentive Award Plan

On August 12, 2010, the Company adopted the Data Storage Corporation 2010 Incentive Award Plan (the “2010 Plan”) that provided for 2,000,000 shares of common stock reserved for issuance under the terms of the 2010 Plan; which was amended on September 25, 2013, to increase the number of shares of common stock reserved for issuance under the Plan to 5,000,000 shares of common stock; which was further amended on June 20, 2017 to increase the number of shares of common stock reserved for issuance under the Plan to 8,000,000 shares of common stock; and further amended on July 1, 2019, to increase the number of shares of common stock reserved for issuance under the Plan to 10,000,000 shares of common stock. On April 23, 2012, the Company amended and restated the 2010 Plan to change the name to the “Amended and Restated Data Storage Corporation Incentive Award Plan” (the “Plan”). The Plan was intended to promote the interests of the Company by attracting and retaining exceptional employees, consultants, directors, officers and independent contractors (collectively referred to as the “Participants”) and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the Plan, the Company had the right to grant stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights and restricted stock awards, which were restricted shares of common stock (collectively referred to as “Incentive Awards”). Incentive Awards were granted pursuant to the Plan for 10 years from the Effective Date. There are 8,305,985 options outstanding under the Plan as of December 31, 2020. The 2010 Plan expired on October 21, 2020, and accordingly, there are no shares available for future grants.

On March 8, 2021, our Board and stockholders owning in excess of 50% of our outstanding voting securities approved and adopted the 2021 Stock Incentive Plan (the “2021 Plan”). Pursuant to the terms of the 2021 Plan we can grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board and/or compensation committee. The 2021 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors, and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders. An aggregate of 15,000,000 shares of our common stock may be issued under the 2021 Plan, subject to equitable adjustment in the event of future stock splits, and other capital changes.

Outstanding Equity Awards at Fiscal Year-End December 31, 2022

Option Awards
	Option Approval	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised	Option Exercise Price	Option Expiration
Name	Date	Exercisable (1)	Options (2) Unexercisable	($)	Date
Charles M. Piluso
(3)(6)	6/18/2012	13,720	0	15.76	6/17/2022
(3)(6)	6/18/2012	8,929	0	15.76	6/17/2022
(4)	12/13/2013	834	0	6.00	12/12/2023
(4)	12/22/2015	1,667	0	14.00	12/21/2025
(4)	12/14/2017	1,667	0	2.00	12/14/2027
(4)(7)	12/11/2019	2,500	0	2.40	12/10/2029

Harold J. Schwartz
(5)(6)	12/11/2012	417	0	6.00	12/10/2022
(5)	12/13/2013	417	0	6.00	12/12/2023
(4)	12/22/2015	834	0	14.00	12/21/2025
(4)	12/14/2017	1,667	0	2.00	12/13/2027
(4)(7)	12/11/2019	2,500	0	2.40	12/10/2023

Thomas C. Kempster
(4)	12/14/2017	1,667	0		12/13/2027
(4)(7)	12/11/2019	2,500	0		12/10/2023

(1)	Vested options under the Plan.

(2)	Unvested options under the Plan.

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(3)	On March 23, 2011 (the “Stock Grant Date”), Mr. Piluso was issued a stock grant of 14,286 shares of common stock at $0.35 per share (the “Stock Grant”). Mr. Piluso received the Stock Grant in lieu of his annual compensation for 2010. The Stock Grant was fully vested on the Stock Grant Date. The Stock Grant was issued to Mr. Piluso pursuant to the 2008 Plan. On June 18, 2012, the Stock Grant issuance was rescinded and replaced with a stock option to acquire 13,720 shares of common stock at an exercise price of $15.60 per share. In addition, on June 18, 2012, Mr. Piluso received a stock option to acquire 8,929 shares of common stock at an exercise price of $15.60 per share.

(4)	The stock options were issued in consideration for services provided as a member of the Board.

(5)	The stock options were issued in consideration for services provided as a member of the Board of Advisors.

(6)	These option awards vested 100% three months from the grant date.

(7)	These option awards vested/vest 33.33% on each of the one- year, two- year and three- year anniversary following the grant date.

Director Compensation

Compensation of Directors

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the Company’s directors during the fiscal year ended December 31, 2022. During the year ended December 31, 2022, no compensation was paid to any Company director.

Director Name	Fees earned or paid in cash	Stock awards(1)	Option awards(2)	Non-equity incentive plan	Non- qualified deferred compensation earnings	All other compensation	Total
Charles M. Piluso	—	—	$0	—	—	—	$0
Harold J. Schwartz	—	—	$0	—	—	—	$0
Thomas C. Kempster	—	—	$0	—	—	—	$0
Lawrence A. Maglione, Jr.	$6,000	$23,000	$0	—	—	—	$0
John Argen	$6,000	$23,000	$0	—	—	—	$0
Joseph B. Hoffman	$6,000	$23,000	$0	—	—	—	$0
Matthew Grover	$6,000	$23,000	$0	—	—	—	$0
Todd A. Correll	$6,000	$23,000	$0	—	—	—	$0

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in notes to our audited financial statements included in the 2022 Annual Report. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards.

(2)	The table below shows the aggregate number of option awards outstanding at fiscal year-end for each of our current non-employee directors and former non-employee directors who served as directors during the year ended December 31, 2022.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2022

John Argen	13,333
Todd A. Correll	10,625
Matthew Grover	10,625
Joseph B. Hoffman	16,667
Lawrence A. Maglione, Jr.	16,667

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of July 17, 2023, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. The address for each person is 48 South Service Road, Suite 203, Melville, New York 11747.

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Name of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Ownership
Charles M. Piluso (2)	890,961	13.02%
Chris H. Panagiotakos (3)	—	—
Harold J. Schwartz (4)	821,924	12.01%
Thomas C. Kempster (5)	802,543	11.74%
Lawrence A. Maglione, Jr. (6)	14,165	*
John Argen (7)	13,336	*
Joseph B. Hoffman (8)	13,335	*
Matthew Grover (9)	7,293	*
Todd A. Correll (10)	7,918	*
Mark A. Wyllie	100,000	1.46%
All Current Executive Officers and Directors as a group (9 persons)	2,526,668	37.37%

*	Less than 1%

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities over which the person has or shares voting or investment power or securities which the person has the right to acquire within 60 days.

(2)	Includes: (i) 340,645 shares of common stock owned by Mr. Piluso directly; (ii) 16,667 shares of common stock owned by Piluso Family Associates; (iii) 65,083 shares of common stock owned by Piluso Family Associates LLC; (iv) 230,116 shares of common stock owned by The Lasata 2012 Trust dated 5/4/12 (the “Lasata Trust”); (v) 230,116 shares of common stock owned by The Bella Vita 2012 Trust dated 5/4/12 (the “Bella Vita Trust”); (vi) 6,667 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023, and (vii) 1,667 shares of common stock issuable upon the exercise of warrants. Does not include: (i) 57,661 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 57,661 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023. Mrs. Panzarella-Piluso, Mr. Piluso’s wife, is the beneficiary of the Lasata Trust and Joanne G. Panzarella-Piluso, Mr. Piluso’s wife, and Lawrence Maglione are the co-trustees thereof, with shared voting and disposition power over the shares held by the Lasata Trust. Mr. Piluso is the beneficiary of the Bella Vita Trust and Mr. Piluso and Mrs. Panzarella-Piluso, his wife, are the co-trustees thereof, with shared voting and disposition power over the shares held by the Bella Vita Trust. The address for the Lasata Trust and the Bella Vita Trust is c/o Data Storage Corporation, 48 South Service Road, Suite 203, Melville, New York 11747.

(3)	Does not include: (i) 31,399 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 31,399 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(4)	Includes: (i) 815,876 shares of common stock; and (ii) 5,418 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 39,706 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 39,706 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(5)	Includes: (i) 798,376 shares of common stock; and (ii) 4,167 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 39,706 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 39,706 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(6)	Includes: (i) 5,830 shares of common stock; and (ii) 8,335 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 13,332 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 10,000 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(7)	Includes: (i) 8,334 shares of common stock: and (ii) 5,002 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 13,332 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 10,000 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(8)	Includes: (i) 5,000 shares of common stock; and (ii) 8,335 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 13,332 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 10,000 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(9)	Includes: (i) 5,000 shares of common stock; and (ii) 2,293 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 13,332 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 10,000 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

(10)	Includes: (i) 5,625 shares of common stock; and (ii)2,293 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of July 17, 2023. Does not include: (i) 13,332 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days of July 17, 2023; and (ii) 10,000 shares of common stock underlying RSUs that will not vest within 60 days of July 17, 2023.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2022, we had awards outstanding under our 2010 Plan and our 2021 Stock Incentive Plan (the “2021 Plan”).

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	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	301,391 (1)	$3.46	125,500
Equity compensation plans not approved by stockholders	N/A	N/A
Total	301,391	$3.46	125,500

(1)	During the year ended December 31, 2022, we had awards outstanding under the 2010 Plan. As of the end of fiscal year 2022, we had 185,309 shares of our common stock issuable upon the exercise of outstanding options granted pursuant to the 2010 Plan. The securities available under the Plan for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc. As of end of fiscal year 2022, there were warrants outstanding to purchase 3,333 shares of common stock at a weighted average exercise price of $0.40, none of which were granted pursuant to the 2008 Plan or the 2010 Plan. The 2010 Plan expired on October 21, 2020. On March 8, 2021, our Board and stockholders owning in excess of majority of our outstanding voting securities approved and adopted the 2021 Stock Incentive Plan (the “2021 Plan”). Pursuant to the terms of the 2021 Plan we can grant stock options, restricted stock unit awards, and other awards at levels determined appropriate by our Board and/or compensation committee. The 2021 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors, and consultants with the interests of our stockholders. An aggregate of 375,000 shares of our common stock may be issued under the 2021 Plan, subject to equitable adjustment in the event of future stock splits, and other capital changes.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The Board of Directors has determined, after considering all the relevant facts and circumstances, that during the fiscal year ended December 31, 2022, each of Messrs. Argen, Hoffman, Correll, Maglione, and Grover were independent directors, as that term is defined in the federal securities laws and the Nasdaq Marketplace Rules.

On January 1, 2019, the Company entered into an equipment agreement with Systems Trading. This lease obligation is payable to Systems Trading with monthly installments of $29,592. The lease carries an interest rate of 6.75% and is a five-year lease. The term of the lease ends December 31, 2023.

On March 4, 2021, the Company entered into a new equipment lease agreement with Systems Trading effective April 1, 2021. This lease obligation is payable to Systems Trading with monthly installments of $1,566.82 and expires on March 31, 2024. The lease carries an interest rate of 8%.

The Company received funds of $39,172 and $37,954 during the years ended December 31, 2022, and 2021, respectively from Nexxis Capital LLC, a company owned by Charles Piluso and Harold Schwartz. Nexxis Capital LLC was formed to purchase equipment and provide equipment leases to the Company’s customers.

On January 1, 2022, the Company entered into a lease agreement with Systems Trading effective January 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $7,145 and expires on April 1, 2025. The lease carries an interest rate of 8%.

On April 1, 2022, the Company entered into a lease agreement with Systems Trading effective May 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $6,667 and expires on February 1, 2025. The lease carries an interest rate of 8%.

Except as disclosed herein and under the section titled “Executive Compensation,” there were no related party transactions during the two years ended December 31, 2022, or the current year.

On December 11, 2019, we issued to (i) each of Messrs. Piluso, Schwartz and Kempster options to purchase 2,500 shares of common stock having an exercise price of $2.40 per share, vesting over three years on the one, two and three year anniversary of the grant date and terminating on December 10, 2029; (ii) each of Messrs. Argen, Hoffman, and Maglione options to purchase 2,500 shares of common stock having an exercise price of $2.16 per share, vesting over three years on the one, two and three year anniversary of the grant date and terminating on December 10, 2029; and (iii) each of Messrs. Correll and Grover options to purchase 625 shares of common stock having an exercise price of $2.16 per share, vesting over three years on the one, two and three year anniversary of the grant date and terminating on December 10, 2029.

AUDIT-RELATED MATTERS

Audit Committee Report(1)

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

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Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the entire audit committee before the respective services were rendered.

Members of the Audit Committee:

John Argen (Chair)
Matthew Grover
Joseph B. Hoffman

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Data Storage under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The following table sets forth the aggregate audit-related fees including expenses billed to us for the years ended December 31, 2022, and 2021 by Rosenberg Rich Baker Berman & Company P.A.

	December 31,	December 31,
	2022	2021
Audit Fees (1)	$146,750	$200,792
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the entire audit committee before the respective services were rendered.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of eight directors. A total of eight directors will be elected at the 2023 Annual Meeting to serve until the next annual meeting of stockholders to be held in 2024, and until their successors are duly elected and qualified. The terms of all of the Board members currently in office expire at the 2023 Annual Meeting, and they have each been nominated by the Board for re-election at the 2023 Annual Meeting and are all standing for re-election. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the election of each of the Board’s nominees. If at the time of the 2023 Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present, the nominees for directors receiving the highest number of FOR votes will be elected. Abstentions and broker non-votes will have no effect on the vote on Proposal No. 1.

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NOMINEES FOR ELECTION AS DIRECTOR

The persons nominated as directors are as follows:

Name	Current Age	Position
Charles M. Piluso	69	Chairman of the Board of Directors, Chief Executive Officer

Harold J. Schwartz	57	Director, President

Thomas C. Kempster	56	Director, Executive Vice President

John Argen	69	Director

Joseph B. Hoffman	66	Director

Lawrence A. Maglione Jr.	61	Director

Matthew Grover	55	Director

Todd A. Correll	55	Director

The eight nominees for director receiving the highest number of votes “FOR” their election will be elected as directors. This is called a plurality. Electing to “WITHOLD” authority on the vote of a nominee’s election will result in such vote not being voted in favor of the nominee’s election and, assuming that any such vote withheld from the nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors, although shares that “WITHHOLD” authority with respect to the election of any directors will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES FOR ELECTION AS DIRECTORS SET FORTH ABOVE.

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PROPOSAL NO. 2: TO RATIFY THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee of our Board of Directors has selected the firm of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although stockholder ratification of the selection of Rosenberg Rich Baker Berman P.A. is not required by Delaware law, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the 2023 Annual Meeting, our Audit Committee may reconsider this selection. Because this proposal is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board (the “Audit Committee”) or the Board. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Rosenberg Rich Baker Berman P.A. is expected to be present either in person or via teleconference at the 2023 Annual Meeting and be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The proposal to ratify the selection of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the current fiscal year requires the approval al from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL NO. 3: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2022 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Accordingly, the Board will ask our stockholders to vote “FOR” the following resolution at the 2023 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2023 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2022, and the other related tables and disclosures).”

In keeping with the preference expressed by our stockholders at our 2022 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every year until the Company is required to hold another advisory vote on the frequency of say-on-pay votes, which will occur no later than our 2028 Annual Meeting of Stockholders. The next say-on-pay vote will occur at our 2024 Annual Meeting of Stockholders.

Vote Required

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

The Company’s 2022 Annual Report is being distributed and made available to certain stockholders concurrently with this Proxy Statement. Copies of the 2022 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Data Storage Corporation, 48 South Service Road, Melville, New York, 11747, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.dtst.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Data Storage Corporation, 48 South Service Road, Melville, New York, 11747, Attention: Corporate Secretary or by calling us at (212) 564-4922. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2024 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing at Data Storage Corporation at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747 not later than April 6, 2024. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act for inclusion in our 2024 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than June 20, 2024. However, if we hold the 2024 Annual Meeting on a date that is not within 30 days of the anniversary of the 2023 Annual Meeting, notice must be received a reasonable time before we deliver our proxy materials for the 2024 Annual Meeting. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 15, 2024. If such meeting date is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be presented for stockholder action at the 2023 Annual Meeting. However, if any other matter is properly brought before the 2023 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the discretion of the proxyholders.

By Order of the Board of Directors,

/s/ Charles M. Piluso

Charles M. Piluso
Chief Executive Officer and
Chairman of the Board of Directors

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PROXY CARD

DATA STORAGE CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Charles M. Piluso, Chief Executive Officer, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of Data Storage Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s 2023 Annual Meeting of Stockholders to be held on September 13, 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT — This Proxy must be signed and dated below.

The Annual Meeting of Stockholders of Data Storage Corporation will be held at 10:00 a.m. on September 13, 2023. The proxy statement, notice of the 2023 Annual Meeting, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and this proxy card are being distributed and made available to all stockholders eligible to vote at the 2023 Annual Meeting.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED AND FOR PROPOSAL 2 AND PROPOSAL 3

1. Election of Directors	FOR	WITHHOLD

01 – Charles M. Piluso 02 – Harold J. Schwartz 03 – Thomas C. Kempster 04 – John Argen 05 – Joseph B. Hoffman 06– Lawrence A. Maglione Jr 07– Matthew Grover 08– Todd A. Correll	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐

2. Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Data Storage Corporation’s independent registered public accountants for fiscal year ending December 31, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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Important:	Please sign exactly as the name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:_____________, 2023

Signature

Signature

(Joint Owners)
Name (printed)
Title

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET:
1.	BEFORE THE MEETING: Go to www.ProxyVote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 12, 2023. Have your proxy card and control number in hand when you access the website and follow the instructions.
2.	DURING THE MEETING:
You may attend the Meeting at 48 S. Service Road, Lower Level Conference Room, Melville, New York 11747 and vote during the 2023 Annual Meeting.
VOTE BY MAIL:
Please	mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
YOUR CONTROL NUMBER IS:
REMINDER:	You may vote your proxy by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. Eastern Time, prevailing time, on September 12, 2023.
Your Internet vote authorizes the named proxies to vote in the same manner as if you attended the meeting.

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